                                                                    EXHIBIT 10.8




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                            ADMINISTRATION AGREEMENT


                                      AMONG


                       VOLKSWAGEN AUTO LEASE TRUST 2002-A,


                                    AS ISSUER


                                       AND


                                VW CREDIT, INC.,


                                AS ADMINISTRATOR


                                       AND


                              THE BANK OF NEW YORK,


                              AS INDENTURE TRUSTEE


                         DATED AS OF NOVEMBER [ ], 2002



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

                                TABLE OF CONTENTS

                                                                            PAGE
1.      Certain Definitions....................................................1

2.      Duties of the Administrator............................................2

3.      Successor Servicer and Administrator..................................10

4.      Records...............................................................10

5.      Compensation..........................................................10

6.      Additional Information To Be Furnished to the Issuer..................10

7.      Independence of the Administrator.....................................10

8.      No Joint Venture......................................................10

9.      Other Activities of Administrator.....................................10

10.     Term of Agreement, Resignation and Removal of Administrator...........11

11.     Action upon Termination, Resignation or Removal.......................12

12.     Notices...............................................................12

13.     Amendment.............................................................12

14.     Successors and Assigns................................................13

15.     GOVERNING LAW.........................................................13

16.     Headings..............................................................13

17.     Separate Counterparts.................................................13

18.     Severability of Provisions............................................13

19.     Not Applicable to VCI in Other Capacities.............................13

20.     Limitation of Liability of Owner Trustee and Indenture Trustee........13

21.     Third-Party Beneficiary...............................................14

22.     Submission to Jurisdiction............................................14

23.     Nonpetition Covenant..................................................14

24.     Each SUBI Separate; Assignees of SUBI.................................15

        THIS ADMINISTRATION AGREEMENT, made as of November [ ], 2002 (this "Agreement"), is among VOLKSWAGEN AUTO LEASE TRUST 2002-A, a Delaware common law trust (the "Issuer"), by U.S. Bank Trust National Association, not in its individual capacity but solely as owner trustee, VW CREDIT, INC., a Delaware corporation ("VCI"), as administrator (in such capacity, the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                              W I T N E S S E T H :


        WHEREAS, the Issuer is issuing the __% Auto Lease Asset Backed Class A-1 Notes, the __% Auto Lease Asset Backed Class A-2 Notes, the __% Auto Lease Asset Backed Class A-3 Notes and the __% Auto Lease Asset Backed Class A-4 Notes (collectively, the "Notes") on the date hereof pursuant to the Indenture between the Issuer and the Indenture Trustee;

        WHEREAS, Volkswagen Auto Lease Underwritten Funding, LLC (the "Transferor") will hold the Certificates evidencing a beneficial ownership interest in the Issuer pursuant to the Trust Agreement;

        WHEREAS, the Issuer has entered into (or assumed) certain agreements in connection with the issuance of the Notes, including (i) the Trust Agreement,
(ii) the SUBI Sale Agreement, (iii) the SUBI Transfer Agreement, (iv) the Origination Trust Agreement, (v) the Transaction SUBI Supplement, (vi) the Servicing Agreement, (vii) the Transaction SUBI Servicing Supplement, (viii) the Indenture and (ix) the Depository Agreement;

        WHEREAS, pursuant to the Transaction Documents, the Issuer and U.S. Bank Trust National Association, as Owner Trustee, are required to perform certain duties in connection with (i) the Notes, (ii) the Collateral and (iii) the Certificates;

        WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

        WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

        1. Certain Definitions. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned to them in Appendix A to the Indenture, dated as of November [ ], 2002 (the "Indenture"), between the Issuer and the Indenture Trustee. The rules of construction set forth in Appendix A to the Indenture shall be applicable to this Agreement.

        2. Duties of the Administrator.

        (a) Duties with Respect to the Indenture and the Depository Agreement. The Administrator agrees to perform its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Indenture and the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Administrator, Issuer or the Owner Trustee to take pursuant to the Indenture and the Depository Agreement, including without limitation such actions as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

               (i) directing the Indenture Trustee to authenticate and deliver the Notes for original issue (Section 2.2);

               (ii) pending the preparation of Definitive Notes, directing the Indenture Trustee to authenticate and deliver temporary Notes (Section 2.3);

               (iii) if temporary Notes are issued, causing Definitive Notes to be prepared without unreasonable delay (Section 2.3);

               (iv)       causing the Note Register to be kept (Section 2.4);

               (v) if a Person other than the Indenture Trustee is appointed as Note Registrar, giving the Indenture Trustee prompt written notice of such appointment and the location, and any change in such location, of the Note Register (Section 2.4);

               (vi) directing the Indenture Trustee to authenticate and deliver, in exchange for or in lieu of any mutilated, destroyed, lost or stolen Note, a replacement Note (Section 2.5);

               (vii) delivering at any time to the Indenture Trustee for cancellation any Notes previously authenticated and delivered under the Indenture that the Issuer may have acquired in any manner whatsoever (Section 2.7);

               (viii) directing that cancelled Notes be destroyed or returned to the Issuer (Section 2.7);

               (ix) directing the Indenture Trustee to release property from the lien of the Indenture (Section 2.8);

               (x) advising the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement (Section 2.11);

               (xi) advising the Indenture Trustee in writing that the Administrator elects to terminate the book-entry system through the Clearing Agency (Section 2.11);

               (xii) if Definitive Notes are issued and the Indenture Trustee is not the Note Registrar, furnishing or causing to be furnished to the Indenture Trustee a list of the names and addresses of the Noteholders (Section 2.11);

               (xiii) directing the Indenture Trustee to appoint one or more Authenticating Agents with power to act on behalf of the Issuer (Section 2.12);

               (xiv) appointing the Indenture Trustee as agent for the Issuer to receive all surrenders, notices and demands in respect of the Notes (Section 3.2);

               (xv) causing each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding the duties of the Paying Agent (Section 3.3);

               (xvi) directing any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent (Section 3.3);

               (xvii) obtaining and maintaining, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate (Section 3.5);

               (xviii) preparing for execution (if necessary) and delivery of all such supplements and amendments to the Indenture and all such financing statements, continuation statements, instruments of further assurance and other instruments and taking such other action necessary or advisable to protect the Trust Estate (Section 3.5);

               (xix) designating the Indenture Trustee as the Issuer's agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed (if any) pursuant to the Indenture (Section 3.5);

               (xx) furnishing the Closing Date to the Indenture Trustee an Opinion of Counsel regarding the Trust Estate (Section 3.6);

               (xxi) furnishing to the Indenture Trustee an annual Opinion of Counsel regarding the Trust Estate (Section 3.6);

               (xxii) punctually performing and observing all of the Issuer's obligations and agreements contained in the Indenture, the other Transaction Documents and the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of the Indenture and the other Transaction Documents in accordance with and within the time periods provided for therein (Section 3.7);

               (xxiii) delivering annually to the Indenture Trustee and each Rating Agency an Officer's Certificate regarding the Issuer's compliance with the Indenture (Section 3.9);

               (xxiv) filing with the Indenture Trustee and the Commission copies of the annual reports and such other information, documents and reports as the Issuer may be required to file with the Commission (Section 3.9);

               (xxv) filing with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such other information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of the Indenture as may be required from time to time by such rules and regulations (Section 3.9);

               (xxvi) supplying to the Indenture Trustee such summaries of any information, documents and reports required to be filed by the Issuer pursuant to the Indenture as may be required pursuant to rules and regulations prescribed from time to time by the Commission (Section 3.9);

               (xxvii) giving the Indenture Trustee and each Rating Agency prompt written notice of each Indenture Default under the Indenture (Section 3.11);

               (xxviii) upon request of the Indenture Trustee, executing and delivering such further instruments and doing such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of the Indenture (Section 3.12);

               (xxix) on the Closing Date, delivering or causing to be delivered to the Indenture Trustee the Transaction SUBI Certificate (Section 3.13);

               (xxx) complying with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, the Indenture or any other Transaction Document (Section 3.14);

               (xxxi) promptly delivering to the Indenture Trustee and each Rating Agency written notice in the form of an Officer's Certificate of any Indenture Default, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 5.1);

               (xxxii) at least 15 days before the record date for any payment to Noteholders pursuant to the Indenture, mailing to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid (Section 5.4);

               (xxxiii) in connection with any action as to which Noteholders are entitled to vote or consent under the Indenture and the Notes, setting a record date for purposes of determining the identity of Noteholders entitled to vote or consent in accordance with TIA Section 316(c) (Section 5.6);

               (xxxiv) taking all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Servicing Agreement and the Transaction SUBI Servicing Supplement, in accordance with the terms thereof, and exercising any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with each such agreement to the extent and in the manner directed by the Indenture Trustee (Section 5.16);

               (xxxv) promptly appointing a successor Indenture Trustee upon the resignation or required removal of the Indenture Trustee, or the failure of the Noteholders to appoint a successor Indenture Trustee following the removal without cause of the Indenture Trustee (Section 6.8);

               (xxxvi) petitioning any court of competent jurisdiction for the appointment of a successor Indenture Trustee if a successor Indenture Trustee does not take office within 45 days after the retiring Indenture Trustee resigns or is removed (Section 6.8);

               (xxxvii) acting jointly with the Indenture Trustee, executing and delivering all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and vesting in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate or any part thereof and, subject to the provisions of the Indenture, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable (Section 6.10);

               (xxxviii)  accepting the resignation of or removing any separate trustee or co-trustee (Section 6.10);

               (xxxix) furnishing or causing to be furnished to the Indenture Trustee (i) not more than five days after each Record Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar or the Notes are issued as Book-Entry Notes, no such list shall be required to be furnished to the Indenture Trustee (Section 7.1);

               (xl) causing the Servicer to deliver the Servicer Certificate to the Indenture Trustee, the Owner Trustee, the Administrator and each Paying Agent on each Determination Date (Section 8.3);

               (xli) directing the investment and reinvestment by the Indenture Trustee of the funds in the Reserve Account and the Collection Account in Permitted Investments (Section 8.5);

               (xlii) providing to the Indenture Trustee and the Owner Trustee at least 20 days' prior notice of the redemption of the Notes (Section 10.1);

               (xliii) notifying each Rating Agency upon the redemption of the Notes (Section 10.2);

               (xliv) furnishing to the Indenture Trustee and each Rating Agency (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in the Indenture relating to any proposed action under any provision of the Indenture have been complied with,
                          (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) in the case of conditions precedent compliance with which is subject to verification by accountants, a certificate or opinion of an accountant that satisfies TIA Section 314(c)(3), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished (Section 11.1);

               (xlv) prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of the Indenture, furnishing to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited (Section 11.1);

               (xlvi) whenever the Administrator is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in the immediately preceding clause, also delivering to the Indenture Trustee an Independent Certificate as to the same matters (Section 11.1);

               (xlvii) other than with respect to any release described in clause (A) or (B) of Section 11.1(b)(v) of the Indenture, whenever any property or securities are to be released from the lien of the Indenture, furnishing to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that, in the opinion of such Person, the proposed release will not impair the security under the Indenture in contravention of the provisions thereof (Section 11.1);

               (xlviii) whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in the immediately preceding clause, also furnishing to the Indenture Trustee an Independent Certificate as to the same matters (Section 11.1); and

               (xlix) if the Indenture is subject to recording in any appropriate public recording offices, effecting such recording accompanied by an Opinion of Counsel (reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured under the Indenture or for the enforcement of any right or remedy granted to the Indenture Trustee under the Indenture (Section 11.13).

        (b) Duties with Respect to the Trust Agreement. The Administrator shall perform the duties of the Administrator specified in
               Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

        (c)    Compensation and Indemnification.  The Administrator will:

               (i) pay to the Indenture Trustee and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee") from time to time such compensation as the Issuer, the Administrator and the Indenture Trustee shall from time to time agree in writing for services rendered under the Indenture (which compensation shall not be limited by any law on compensation of a trustee of an express trust);

               (ii) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee and any Separate Trustee for all reasonable expenses, disbursements and advances reasonably incurred in connection with the performance of their duties under the Indenture;

               (iii) indemnify the Indenture Trustee and any Separate Trustee, in their respective individual capacities and as trustees, and their successors, assigns, directors, officers, employees and agents in accordance with
                          Section 6.7 of the Indenture;

               (iv) defend any claim for which the Indenture Trustee or any Separate Trustee seeks indemnity and pay the fees and expenses of separate counsel of the Indenture Trustee or any Separate Trustee related to such defense;

               (v) pay to the Owner Trustee from time to time compensation for all services rendered by the Owner Trustee under the Trust Agreement in accordance with a Fee Letter between the Administrator and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (vi) reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties under the Trust Agreement), except any such expense that may be attributable to the Owner Trustee's willful misconduct, gross negligence or bad faith; and

               (vii) indemnify the Owner Trustee in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents in accordance with
                          Section 8.2 of the Trust Agreement;

               provided that, notwithstanding anything to the contrary contained herein or in any other Transaction Document, clauses (i) through
               (vii) above shall survive the termination of this Agreement.

        (d)    Additional Duties.

               (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, tax returns, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents or any securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Transaction Documents or any securities laws. Subject to Section 7 of this Agreement, and in accordance with the directions of the Owner Trustee, the

                          Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator. The Administrator shall send a copy to the Owner Trustee of all such documents, filings, tax returns, instruments, certificates, notices or opinions which the Administrator is required to prepare, file or deliver hereunder on behalf of the Issuer. Notwithstanding anything to the contrary herein or in any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Issuer or any other Person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002.

               (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Owner Trustee and shall be, in the Administrator's opinion, no less favorable to the Issuer or the Owner Trustee than would be available from Persons that are not Affiliates of the Administrator.

        (e)    Non-Ministerial Matters; Exceptions to Administrator Duties.

               (i) Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                          (A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                          (B) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                          (C)  the removal of the Indenture Trustee.

               (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer or the Owner Trustee directs the Administrator not to take on its behalf.

        3. Successor Servicer and Administrator. The Issuer shall undertake, as promptly as possible after the termination of the Servicer pursuant to Article VIII of the Transaction SUBI Servicing Supplement, to enforce the provisions of
Article VIII of the Transaction SUBI Servicing Supplement with respect to the appointment of a successor Servicer. Such successor Servicer shall, upon compliance with Sections 10(e)(ii) and (iii) of this Agreement, become the successor Administrator hereunder.

        4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Transferor at any time during normal business hours.

        5. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Servicer shall pay the Administrator the Administration Fee in accordance with Section 8.4 of the Indenture.

        6. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

        7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

        8. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

        9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

        10.    Term of Agreement, Resignation and Removal of Administrator.

        (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

        (b) Subject to Section 10(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

        (c) Subject to Section 10(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

        (d) Subject to Section 10(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events (each, an "Administrator Replacement Event") shall occur:

               (i) any failure by the Administrator to duly observe or perform in any material respect any of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of any holder of the Transaction SUBI Certificate or the Noteholders, and which continues unremedied for 90 days after discovery thereof by an officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the Outstanding Note Amount, voting together as a single class;

               (ii) any representation or warranty of the Administrator made in this Agreement or any other Transaction Document to which the Administrator is a party or by which it is bound shall prove to be incorrect in any material respect when made, which failure materially and adversely affects the rights of any holder of the Transaction SUBI Certificate or the Noteholders, and such failure continues unremedied for 90 days after discovery thereof by an officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the Outstanding Note Amount, voting together as a single class; it being understood that any repurchase of a Unit by VCI pursuant to Section 2.3 of the SUBI Sale Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Unit; or

               (iii)  the Administrator suffers a Bankruptcy Event;

provided, however, that a delay in or failure of performance referred to under clauses (i) or (ii) above for a period of 150 days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

        The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

        (e)    No resignation or removal of the Administrator pursuant to this
               Section 10 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder, and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.

        11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) or the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

        12. Notices. All demands, notices and communications upon or to the Issuer, the Owner Trustee, the Administrator or the Indenture Trustee shall be delivered as specified in Section 11.4 of the Indenture.

        13. Amendment.

        (a) Any term or provision of this Agreement may be amended by the parties hereto; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, materially and adversely affect the interests of the Noteholders.

        (b) Any term or provision of this Agreement may be amended without the consent of the Noteholders or any other Person in any respect, including (without limitation) to cure any ambiguity, correct or supplement any provision in this Agreement, add any provisions to this Agreement, change in any manner or eliminate any of the provisions in this Agreement or modify the rights of the parties to this Agreement; provided that such amendment shall not, in the good faith judgment of the Administrator and the Issuer, materially and adversely affect the interests of the Noteholders.

        (c) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

        (d) Prior to the execution of any such amendment, the Buyer shall furnish at least ten (10) days' prior written notification (or, if ten (10) days' advance notice is impracticable, as much advance notice as is practicable) of the substance of such amendment to each Rating Agency; and no later than ten (10) Business Days after the execution of any such amendment or consent, the Buyer shall furnish a copy of such amendment or consent to each Rating Agency, the Owner Trustee and the Indenture Trustee.

        (e) Prior to the execution of any amendment to this Agreement, the Transferor, the Owner Trustee, the Indenture Trustee and the Origination Trustees shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

        14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. This Agreement shall bind any successors or assigns of the parties hereto.

        15. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION'S CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        16. Headings. The section headings hereof have been inserted for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        17. Separate Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

        19. Not Applicable to VCI in Other Capacities. Nothing in this Agreement shall affect any obligation VCI may have in any other capacity.

        20. Limitation of Liability of Owner Trustee and Indenture Trustee.

        (a) Notwithstanding anything contained herein to the contrary, this instrument has been executed by U.S. Bank Delaware not in its individual capacity but solely as

               Owner Trustee and in no event shall U.S. Bank Delaware have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

        (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by The Bank of New York not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

        21. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

        22. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

        (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

        (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11.4 of the Indenture; and

        (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

        23. Nonpetition Covenant. With respect to each Bankruptcy Remote Party, each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Financing, it will not institute against, or join any other Person in instituting against, any Bankruptcy Remote Party an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

        24. Each SUBI Separate; Assignees of SUBI. Each party hereto acknowledges and agrees that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Transaction SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate, any Other SUBI, any Other SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate, to release all claims to the assets of the Origination Trust allocated to the UTI and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   VOLKSWAGEN AUTO LEASE TRUST 2002-A

                                   By: U.S. Bank Trust National Association, not
                                       in its individual capacity but solely as
                                       Owner Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   VW CREDIT, INC.,
                                   as Administrator


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   THE BANK OF NEW YORK,
                                   as Indenture Trustee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




                                      S-1